UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 4, 2012

TravelCenters of America LLC

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-33274	20-5701514
(Commission File Number)	(IRS Employer Identification No.)

24601 Center Ridge Road, Suite 200, Westlake, OH	44145-5639
(Address of Principal Executive Offices)	(Zip Code)

(440) 808-9100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 4, 2012, TravelCenters of America LLC, or the Company, entered into an amended and restated business management and shared services agreement, or the business management agreement, with Reit Management & Research LLC, or Reit Management.  The business management agreement amended and restated the preexisting amended and restated business management and shared services agreement, or the prior business management agreement, between the Company and Reit Management.  The business management agreement continues until December 31, 2013 and automatically renews for successive one year terms annually thereafter unless notice of non-renewal is given by the Company or Reit Management before the end of an applicable term.  The business management agreement is substantially similar to the prior business management agreement, except for certain procedures for the arbitration of disputes pursuant to the business management agreement as well as other clarification and administrative changes. The terms of the business management agreement described above were reviewed, approved and adopted by the Compensation Committee of the Board of Directors of the Company, which is comprised solely of Independent Directors.

The foregoing description of the business management agreement is not complete and is subject to and qualified in its entirety by reference to the amended and restated business management and shared services agreement, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Information Regarding Certain Relationships and Related Transactions

One of the Company’s Managing Directors, Mr. Barry Portnoy, is Chairman, majority owner and an employee of Reit Management. Mr. Barry Portnoy’s son, Mr. Adam Portnoy, is an owner of Reit Management and serves as President, Chief Executive Officer and director of Reit Management.  The Company’s other Managing Director, Mr. Thomas O’Brien, who is also the Company’s President and Chief Executive Officer, is also an Executive Vice President of Reit Management.  The Company’s Executive Vice President, Chief Financial Officer and Treasurer and its Executive Vice President and General Counsel are officers of Reit Management.  A majority of the Company’s Independent Directors also serve as independent directors or independent trustees of other public companies to which Reit Management or its affiliate provide management services.  Mr. Barry Portnoy serves as a managing director or managing trustee of those companies and Mr. Adam Portnoy serves as a managing trustee of a majority of those companies.  Reit Management also provides building management services to the Company for its headquarters building pursuant to a property management agreement.

Reit Management also provides management services to Hospitality Properties Trust, or HPT.  HPT is the Company’s former parent company, its principal landlord and its largest shareholder.  The Company was created as a separate public company in 2007 as a result of a spin off from HPT.  As of the date of this report, HPT owned 2,540,000 of the Company’s common shares, representing approximately 8.6% of the Company’s outstanding common shares. One of the Company’s Managing Directors, Mr. Barry Portnoy, is a managing trustee of HPT.  Mr. Adam Portnoy is also a trustee of HPT, and Mr. Barry Portnoy’s son-in-law is an executive officer of HPT.  Mr. Thomas O’Brien was a former executive officer of HPT.  In addition, one of the Company’s Independent Directors, Mr. Arthur Koumantzelis, was a trustee of HPT at the time the Company was created.  Mr. Koumantzelis resigned and ceased to be a trustee of HPT shortly before he joined the Company’s Board of Directors in 2007.  HPT’s executive officers are officers of Reit Management.

The Company, Reit Management, HPT and five other companies to which Reit Management provides management services each currently own 12.5% of Affiliates Insurance Company, or Affiliates Insurance, an Indiana insurance company. All of the Company’s Directors, all of the trustees and directors of the other publicly held Affiliates Insurance shareholders and nearly all of the directors of Reit Management currently serve on the board of directors of Affiliates Insurance. Reit Management provides management and administrative services to Affiliates Insurance pursuant to a management and administrative services agreement with Affiliates Insurance. The Company and the other shareholders of Affiliates Insurance participate in a property insurance program designed and reinsured in part by Affiliates Insurance.

For further information about these and other such relationships and related person transactions, including the business management agreement, please see the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, or the Annual Report, the Company’s Proxy Statement for its 2012 Annual Meeting of Shareholders dated March 16, 2012, or the Proxy Statement, the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2012, or the Quarterly Report, and the Company’s other filings with the Securities and Exchange Commission, or the SEC, including Note 18 to the Consolidated Financial Statements included in the Annual Report, the sections captioned “Business”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Party Transactions” and “Warning Concerning Forward Looking Statements” of the Annual Report, the section captioned “Related Person Transactions and Company Review of Such Transactions” and the information regarding the Company’s Directors and executive officers in the Proxy Statement, Note 5 to the Condensed Consolidated Financial Statements included in the Quarterly Report and the sections captioned “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Party Transactions” and “Warning Concerning Forward Looking Statements” of the Quarterly Report. In addition, please see the section captioned “Risk Factors” of the Annual Report for a description of risks that may arise from these transactions and relationships. The Company’s filings with the SEC, including the Annual Report, the Proxy Statement and the Quarterly Report, are available at the SEC’s website at www.sec.gov. Copies of certain of the Company’s agreements with its related parties are also publicly available as exhibits to the Company’s public filings with the SEC and accessible at the SEC’s website.

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits.

10.1                        Amended and Restated Business Management and Shared Services Agreement, dated as of December 4, 2012, by and between TravelCenters of America LLC and Reit Management & Research LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELCENTERS OF AMERICA LLC

	By:	/s/ Andrew J. Rebholz
	Name:	Andrew J. Rebholz
	Title:	Executive Vice President, Chief Financial Officer and Treasurer
Dated: December 6, 2012

EXHIBIT INDEX

Exhibit	Description

10.1	Amended and Restated Business Management and Shared Services Agreement, dated as of December 4, 2012, by and between TravelCenters of America LLC and Reit Management & Research LLC